. . . Q2 2021 Earnings Supplement1 July 29, 2021 1 The Q2 2021 Earnings Supplement is for the purpose and use in conjunction with our Earnings Release furnished as Exhibit 99.1 to our Form 8-K on July 29, 2021. Exhibit 99.2

. . . In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: the impact of the COVID-19 pandemic on our operations and financial results and those of our customers, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Forward Looking Statements 2

. . . 2.98% 2.79% 2.71% 2.75% 2.73% 3.24% 2.97% 2.97% 2.93% 2.89% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Core NIM NIM 2.93% 2.89% 0.06% 0.03% 0.03% 0.04% 0.06% Q1-21 NIM Reduced excess liquidity Impact of prepayment fees Lower yield on PPP loans Purchase accounting impact Rate environment and other Q2-21 NIM Core NIM vs NIM Net Interest Margin – Quarter over Quarter 3 Headwinds • Competitive market environment as peers with similar levels of liquidity compete on rate for quality credit. Tailwinds • Further opportunity to lower deposit costs. • Strong loan-to-deposit position. • Executing strategies to deploy excess liquidity into loans and securities. Note: Core NIM excludes purchase accounting and prepayment fee income Loans and Deposits ($’million) NIM Bridge 8,378 8,001 7,756 7,873 7,821 8,968 9,283 9,428 9,503 9,415 4.28% 4.09% 4.23% 4.09% 3.97% 0.57% 0.49% 0.45% 0.37% 0.27% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Total Loans Total Deposits Loan Average Yield Deposit Average Yield

. . . 0.46% 0.70% 0.78% 0.76% 0.69% 0.42% 0.40% 0.36% 0.33% 0.30% 0.88% 1.10% 1.14% 1.09% 0.99% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 ACL PCD Marks Credit Quality (1 of 3) 4 Loan Allowance for Credit Losses (ACL) Plus PCD Marks / Total Loans Net Charge-offs / (Recoveries) and Credit Loss Expense ($’000) 9,649 35,714 4,072 (620) (6,460)(232) 14,995 2,942 (280) 224 0.00% 0.71% 0.15% 0.00% 0.01% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Credit loss expense Net charge-offs (recoveries) NCOs / avg. loans

. . . Stabilizing asset quality trends align with positive economic outlook and recovery of our local markets. 106,344 175,979 194,372 188,981 182,926 66,441 141,467 165,844 150,221 129,955 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Substandard Special Mention Credit Quality (2 of 3) 5 21,044 29,895 36,410 34,128 31,680 248 106 106 106 106 0.25% 0.37% 0.47% 0.43% 0.41% 0.19% 0.84% 0.32% 0.30% 0.28% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Non-performing loans HFI OREO Non-performing loans HFI to total loans Non-performing assets to total assets Non-Performing Loans Held-for-Investment (HFI) and Assets ($’000) Special Mention and Substandard Loans ($’000) Note: At 9/30/20 the Bank had an additional $67.5 million in non-performing loans held-for-sale driving a significant jump in non-performing assets to total assets. Loan sales were completed in Q4-20 at pricing consistent with their holding valuations. Note: Of the $130.0 million in Special Mention loans and $182.9 million of Substandard loans, $127.7 million (or 98.3%) and $158.9 million (or 86.9%) are paying current, respectively.

. . .Credit Quality (3 of 3) 6 Commercial vs Consumer ($’million)Loans Held-for-Investment by Payment Structure ($’million) ~ 98.3% of total loans comply with pre-COVID terms as of 6/30/21. 85% 50% 100% 95% 90% 80% 75% 55% 931 7,531 35 51 271 37 84131 22 7,691 Q3-20 158 321 6,920 Q2-21 7,479 Q4-20 Q1-21 124 Q2-20 44 71 7,669 1,152 Delinquencies and non-accrual Paying in compliance with pre-COVID termsForbearance (No payments made under an agreement) Paying under COVID-19 modification (interest only) 99.5% 99.0% 50.0% 98.0% 97.5% 98.5% 50.5% 97.0% 51.0% 100.0% 5,245 928 Commercial 9 2,446 0 84 Consumer

. . .Non-Interest Expense 7 Core Non-Interest Expense ($’000) 42,003 43,463 42,838 40,838 40,752 9,072 9,338 10,215 9,453 10,446 51,075 52,801 53,053 50,291 51,198 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Other Core Non-Int Exp Technology Expense Core Efficiency Ratio • Core non-interest expense in Q2-21 excludes branch consolidation and merger related expenses. • Consolidated 4 branches in April 2021, increasing average branch size to over $160 million. • Technology expense, which represents data processing, communications, and digitally focused departments, accounted for 19.6% of total core non-interest expense for YTD Q2-21. For the full year 2020, these costs accounted for 17.8% of core non-interest expense. • Technology expenses are expected to increase as a percentage of core non- interest expense driven by a continued investment in digital products and services for our customers.56.69% 59.63% 59.69% 58.37% 60.06% 1.85% 1.81% 1.80% 1.78% 1.78% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized)

. . .Equity and Performance 8 14.79 14.58 14.98 15.26 15.58 24.47 24.21 24.57 24.84 25.22 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Tangible Book Value per Common Share Book Value per Share Book Value and Tangible Book Value per Common Share Core ROAA and ROTE • Strengthened balance sheet and increased tangible book value per common share by 2.1% versus linked quarter and 5.3% (or $0.79 per share) versus Q2-20. • Maintained dividend distribution throughout the pandemic. 10.2 10.3 10.2 10.2 10.2 10.0 11.0 8.77% 8.41% 8.79% 8.83% 9.01% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Share Repurchases QTD Cash Dividend QTD Tangible Stockholders Equity to Tangible Assets Capital Management ($’million) 0.81% -0.01% 0.78% 0.94% 1.02% 9.69% -0.11% 9.71% 11.04% 12.04% Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Core ROAA Core ROTE

. . . Appendix

. . .Quarterly Non-GAAP / Adjusted to GAAP Disclosure Reported amounts are presented in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company’s management believes that the supplemental Non-GAAP information, which consists of reported net income excluding non-core operations, which can vary from period to period, provides a better comparison of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to Non-GAAP performance measures which may be presented by other companies. 10

. . .Non-GAAP Financial Information 11 • Refer to the Earnings Release for additional information. Non-GAAP Reconciliation For the Three Months Ended $'000 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 Core Earnings: Net income (loss) available to common stockholders (GAAP) 29,551 31,693 32,060 (6,019) 18,638 Add (less) non-recurring and non-core items: Merger related expenses 446 381 1,194 3,156 3,070 Branch consolidation expenses 26 1,011 3,336 830 863 Net (gain) loss on equity investments (576) (8,287) (24,487) 3,576 - FHLB advance prepayment fees - - 13,333 - 924 Gain on sale of PPP loans - - (5,101) - - Income tax benefit / (expense) on items 26 1,666 2,832 (1,809) (1,190) Core earnings (loss) (Non-GAAP) 29,473 26,464 23,167 (266) 22,305